                                                                   Exhibit 10(i)

                                                               EXECUTION VERSION


                  FIRST AMENDMENT TO CREDIT AGREEMENT (364-DAY)


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (364-DAY) (this "AMENDMENT"), dated as of May 8, 2002, is entered into by and among HARRIS CORPORATION, a Delaware corporation (the "BORROWER"), the several financial institutions party to the Credit Agreement defined below (each a "LENDER" and, collectively, the "LENDERS") and SUNTRUST BANK, as administrative agent for itself and the other Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. The Borrower, each Lender and the Administrative Agent are parties to that certain Credit Agreement (364-Day) dated as of May 10, 2001 (the "CREDIT AGREEMENT") pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

         B. The Borrower has previously requested, in accordance with SECTION
2.05 of the Credit Agreement, that the Lenders extend the current Maturity Date under the Credit Agreement to the date that that is 364 days after the current Maturity Date under the Credit Agreement, and the current Maturity Date under the Credit Agreement will be so extended in accordance with, and subject to the conditions specified in, SECTION 2.05 of the Credit Agreement.

         C. The Borrower has requested that each Lender agree to certain amendments to the Credit Agreement that would change the respective Commitments of the Lenders under the Credit Agreement, as further described herein.

         D. The Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The respective Commitments of certain Lenders under the Credit Agreement shall be increased, and the respective Commitments of certain Lenders under the Credit Agreement shall be decreased, in each case, on a non-ratable basis, such that after giving effect to all such increases and decreases, the respective Commitments of the Lenders shall be as set forth in the amended and restated SCHEDULE 2.01 to the Credit Agreement attached hereto as EXHIBIT A.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:



                                       1.

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of the Borrower contained in ARTICLE V of the Credit Agreement are true and correct as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

                  (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

                  (e) As of the Effective Date, there are no Loans outstanding under the Credit Agreement.

         4. EFFECTIVE DATE. This Amendment will become effective when each of the conditions precedent set forth in this SECTION 4 has been satisfied (the "EFFECTIVE DATE"):

                  (a) The Administrative Agent shall have received from each of the Borrower and each Lender a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

                  (b) The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower dated as of the Effective Date and stating that all representations and warranties contained in this Amendment are true and correct on and as of the Effective Date as though made on and as of such date.

                  (c) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

                  For purposes of determining compliance with the conditions specified in this SECTION 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         5. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the




                                       2.

Lenders to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

         6. MISCELLANEOUS.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS
10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of SECTION 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) The Borrower covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


                                       3.

                  (h) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

      (Remainder of page intentionally left blank; signature pages follow)




                                       4.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                            HARRIS CORPORATION, as the Borrower



                                            By: /s/ Jeffrey Pratt Morrill
                                               ---------------------------------

                                            Name:   Jeffrey Pratt Morrill
                                                 -------------------------------

                                            Title:  Assistant Treasurer
                                                  ------------------------------



                          (Signature Page to Amendment)
                                       S-1

                                            SUNTRUST BANK, as the Administrative
                                            Agent and a Lender



                                            By:  /s/ Karen C. Copeland
                                               ---------------------------------

                                            Name:  Karen C. Copeland
                                                 -------------------------------

                                            Title: Vice President
                                                  ------------------------------


                          (Signature Page to Amendment)
                                       S-2

                                         CITIBANK, N.A., as a Lender



                                         By: /s/ David L. Harris
                                            ------------------------------------

                                         Name: David L. Harris
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------


                          (Signature Page to Amendment)
                                       S-3

                                         WACHOVIA BANK, N.A., as a Lender



                                         By: /s/ Robert Sevin
                                            ------------------------------------

                                         Name: Robert Sevin
                                              ----------------------------------

                                         Title: Director
                                               ---------------------------------

                          (Signature Page to Amendment)
                                       S-4

                                         BANK OF AMERICA, N.A., as a Lender



                                         By: /s/ Douglas T. Meckelnburg
                                            ------------------------------------

                                         Name: Douglas T. Meckelnburg
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------

                          (Signature Page to Amendment)
                                       S-5

                                         FLEET NATIONAL BANK, as a Lender



                                         By: /s/ Irina Case
                                            ------------------------------------

                                         Name: Irina Case
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------


                          (Signature Page to Amendment)
                                       S-6

                                         INTESABCI, NEW YORK BRANCH, as a Lender



                                         By: /s/ F. Maffel /s/ Charles Dougherty
                                            ------------------------------------

                                         Name: F. Maffel       Charles Dougherty
                                              ----------------------------------

                                         Title: Vice President Vice President
                                               ---------------------------------


                          (Signature Page to Amendment)
                                       S-7

                                         REPUBLIC BANK, as a Lender



                                         By: /s/ Brigitta A. Lawton
                                            ------------------------------------

                                         Name: Brigitta A. Lawton
                                              ----------------------------------

                                         Title: Senior Vice President
                                               ---------------------------------


                          (Signature Page to Amendment)
                                       S-8

                                         THE BANK OF NEW YORK, as a Lender



                                         By: /s/ Thomas J. McCormack
                                            ------------------------------------

                                         Name: Thomas J. McCormack
                                              ----------------------------------

                                         Title: Assistant Vice President
                                               ---------------------------------


                          (Signature Page to Amendment)
                                       S-9

                            STANDARD BANK LONDON LIMITED, as a
                            Lender



                            By: /s/ John Penn              /s/ Graham Teatherton
                               -------------------------------------------------

                            Name: John Penn                    Graham Teatherton
                                 -----------------------------------------------

                            Title: Assistant General Manager       Manager
                                   --------------------------------------------


                         (Signature Page to Amendment)
                                      S-10

                             EXHIBIT A TO AMENDMENT




                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES


                 LENDER                                COMMITMENT                          PRO RATA SHARE
------------------------------------------ ------------------------------------ --------------------------------------
Citibank, N.A.                                           $25,000,000                            17.699115044%

Wachovia Bank, N.A.                                      $25,000,000                            17.699115044%

SunTrust Bank                                            $22,500,000                            15.929203540%

Bank of America, N.A.                                    $22,500,000                            15.929203540%

Fleet National Bank                                      $13,125,000                             9.292035398%

IntesaBci, New York Branch                               $10,000,000                             7.079646018%

Republic Bank                                            $10,000,000                             7.079646018%

The Bank of New York                                      $7,500,000                             5.309734513%

Standard Bank London Limited                              $5,625,000                             3.982300885%
------------------------------------------ -------------------------- --------- ------------------------------ -------

Total                                                   $141,250,000                           100.000000000%


                            (Exhibit A to Amendment)
                                        1